                                                                   Exhibit 24.1

(Boykin Lodging Trust, Inc. Changed its Name to Boykin Lodging Company on June 26, 1996)


                               POWER OF ATTORNEY
                               -----------------



                  The undersigned, all of the Directors and officers of BOYKIN LODGING TRUST, INC., an Ohio corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of The Securities Act of 1933, as amended, a Registration Statement on Form S-11 with respect to the Company's Common Shares, without par value, hereby constitute and appoint Gary L. Bryenton, Albert T. Adams and Robert A. Weible and each of them, as their attorney, with full power of substitution and resubstitution, for and in their name, place, and stead, to sign, attest and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission and any and all applications or other documents in connection with inclusion on the New York Stock Exchange, Inc. or any and all applications or other documents to be filed with any governmental or private agency or official pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorneys or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned have hereunto set their respective hands this 18th day of June, 1996.

  /s/ Robert W. Boykin                           /s/ Raymond P. Heitland
-----------------------------                  -------------------------------
Robert W. Boykin, Chairman                     Raymond P. Heitland, Director,
 of the Board, President                        Chief Financial Officer and
 and Chief Executive Officer                    Treasurer



  /s/ Mark L. Bishop
-----------------------------
Mark L. Bishop, Senior
 Vice President of
 Acquisitions and Development
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                              POWER OF ATTORNEY

        The undersigned, BOYKIN LODGING TRUST, INC., an Ohio corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.D., under the provisions of The Securities Act of 1933, as amended, a Registration Statement on Form S-11 with respect to the Company's Common Shares, without par value, hereby constitutes and appoints Gary L. Bryenton, Albert T. Adams, and Robert A. Weible and each of them, as its attorney, with full power of substitution and resubstitution, for and in its name, place, and stead, to sign, attest and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission or any and all other documents to be filed with any governmental or private agency or official pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorneys or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be signed by its duly authorized officer this 18th day of June, 1996.

                                        BOYKIN LODGING TRUST, INC.


                                        /s/ Robert W. Boykin
                                        --------------------------------------
                                        Robert W. Boykin, Chairman of
                                        the Board, President and Chief
                                        Executive Officer